                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                                 KREG - OC, L.P.


THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) OF THE ACT AND REGULATION D PROMULGATED THEREUNDER AND SECTION 3(A)(11) OF THE ACT AND REGULATION 147 PROMULGATED THEREUNDER. IN ADDITION, THE ISSUANCE OF THIS SECURITY WAS NOT QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED (THE "CALIFORNIA LAW"), IN RELIANCE UPON THE EXEMPTION FROM QUALIFICATION PROVIDED BY SECTION 25102(f) OF THE CALIFORNIA LAW. IT IS UNLAWFUL TO CONSUMMATE A SALE OR OTHER TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN TO, OR TO RECEIVE ANY CONSIDERATION THEREFOR FROM, ANY PERSON WITHOUT THE OPINION OF COUNSEL FOR THE PARTNERSHIP THAT THE PROPOSED SALE OR OTHER TRANSFER OF THIS SECURITY DOES NOT AFFECT THE AVAILABILITY TO THE PARTNERSHIP OF SUCH EXEMPTIONS FROM REGISTRATION AND QUALIFICATION, AND THAT SUCH PROPOSED SALE OR OTHER TRANSFER IS IN COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL SECURITIES LAWS. THE TRANSFER OF THIS SECURITY IS FURTHER RESTRICTED UNDER THE TERMS OF THE PARTNERSHIP AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE PARTNERSHIP. THIS SECURITY MAY NOT BE RESOLD TO ANY PERSON OTHER THAN A RESIDENT OF THE STATE OF CALIFORNIA FOR A PERIOD OF NINE (9) MONTHS FROM THE DATE OF THE SALE OF ANY SECURITIES OF THE PARTNERSHIP THAT ARE PART OF THE SAME ISSUE.

                AGREEMENT OF LIMITED PARTNERSHIP OF KREG-OC, L.P.



                                TABLE OF CONTENTS

                                                                 PAGE

ARTICLE I   FORMATION AND AGREEMENT OF LIMITED
  PARTNERSHIP. . . . . . . . . . . . . . . . . . . . . . . . . . . 1

  1.01    Formation. . . . . . . . . . . . . . . . . . . . . . . . 1
  1.02    Certificate of Limited Partnership . . . . . . . . . . . 1
  1.03    Name of Partnership. . . . . . . . . . . . . . . . . . . 1
  1.04    Principal Executive Office . . . . . . . . . . . . . . . 1
  1.05    Nature of Business . . . . . . . . . . . . . . . . . . . 2
  1.06    Fiduciary Duties . . . . . . . . . . . . . . . . . . . . 2
  1.07    Names and Addresses of the Partners. . . . . . . . . . . 3
  1.08    Term of Partnership. . . . . . . . . . . . . . . . . . . 3

ARTICLE II   MANAGEMENT OF THE PARTNERSHIP BY
  THE GENERAL PARTNER. . . . . . . . . . . . . . . . . . . . . . . 4

  2.01    Powers of the General Partner. . . . . . . . . . . . . . 4
  2.02    Liability of the General Partner . . . . . . . . . . . . 4
  2.03    Indemnity. . . . . . . . . . . . . . . . . . . . . . . . 4
  2.04    Restrictions and Limitations on the Limited Partners . . 5
  2.05    Reimbursed Expenses. . . . . . . . . . . . . . . . . . . 5

ARTICLE III   PARTNERS' CONTRIBUTIONS TO
  PARTNERSHIP. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  3.01    Initial Contributions by the Partners. . . . . . . . . . 6
  3.02    Interim Financing. . . . . . . . . . . . . . . . . . . . 6
  3.03    Contributions on Liquidation of Project Interest . . . . 7
  3.04    Capital Contributions in General . . . . . . . . . . . . 8

ARTICLE IV   ALLOCATION OF PROFITS AND LOSSES;
  DISTRIBUTION OF CASH FLOW. . . . . . . . . . . . . . . . . . . . 8

  4.01    Net Losses . . . . . . . . . . . . . . . . . . . . . . . 8

                                      "-i-"

  4.02    Net Profits. . . . . . . . . . . . . . . . . . . . . . . 8
  4.03    Special Allocations. . . . . . . . . . . . . . . . . . . 8
  4.05    Differing Tax Basis; Tax Allocation. . . . . . . . . . . 9

ARTICLE V   DISTRIBUTION OF CASH FLOW. . . . . . . . . . . . . . . 9

  5.01    Distribution of Cash Flow. . . . . . . . . . . . . . . . 9
  5.02    In-Kind Distribution . . . . . . . . . . . . . . . . . . 9

ARTICLE VI   RESTRICTIONS ON TRANSFERS OF
  PARTNERSHIP INTERESTS. . . . . . . . . . . . . . . . . . . . . . 9

  6.01    Limitations on Transfer. . . . . . . . . . . . . . . . . 9
  6.02    Right of First Refusal . . . . . . . . . . . . . . . . .10
  6.03    Permitted Transfers. . . . . . . . . . . . . . . . . . .10
  6.04    Admission of Substituted Partners. . . . . . . . . . . .11
  6.05    Restrictions on Assignees. . . . . . . . . . . . . . . .11
  6.06    Election . . . . . . . . . . . . . . . . . . . . . . . .12
  6.07    Allocations Between Transferor and Transferee. . . . . .12
  6.08    Partition. . . . . . . . . . . . . . . . . . . . . . . .12
  6.09    Waiver of Sections 15042 and 15664 . . . . . . . . . . .12

ARTICLE VII   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . .13

  7.01    Securities Laws Exemption. . . . . . . . . . . . . . . .13
  7.02    No Tax Ruling. . . . . . . . . . . . . . . . . . . . . .13
  7.03    Familiarity with Business. . . . . . . . . . . . . . . .13
  7.04    Knowledge and Experience . . . . . . . . . . . . . . . .14
  7.05    Information. . . . . . . . . . . . . . . . . . . . . . .14
  7.06    Speculative Investment . . . . . . . . . . . . . . . . .14
  7.07    No Sale. . . . . . . . . . . . . . . . . . . . . . . . .15
  7.08    Beneficial Ownership . . . . . . . . . . . . . . . . . .15
  7.09    Securities Laws Restrictions on Transfer . . . . . . . .15
  7.10    Authorization to do Business . . . . . . . . . . . . . .15
  7.11    Residence and Age. . . . . . . . . . . . . . . . . . . .16
  7.12    Indemnification by Limited Partners. . . . . . . . . . .16
  7.13    Additional Right of Rescission . . . . . . . . . . . . .16

                                      "-ii-"

ARTICLE VIII   DISSOLUTION AND WINDING UP OF THE
  PARTNERSHIP. . . . . . . . . . . . . . . . . . . . . . . . . . .16

  8.01    Cessation to Serve of General Partner. . . . . . . . . .16
  8.02    Events Causing Dissolution of the Partnership. . . . . .17
  8.03    Winding Up of the Partnership. . . . . . . . . . . . . .17
  8.04    Negative Capital Account Restoration . . . . . . . . . .18

ARTICLE IX   BOOKS AND RECORDS . . . . . . . . . . . . . . . . . .18

  9.01    Books of Account . . . . . . . . . . . . . . . . . . . .18
  9.02    Inspection . . . . . . . . . . . . . . . . . . . . . . .19
  9.03    Tax Returns. . . . . . . . . . . . . . . . . . . . . . .19
  9.04    Accounting . . . . . . . . . . . . . . . . . . . . . . .19
  9.05    Bank Accounts. . . . . . . . . . . . . . . . . . . . . .19
  9.06    Tax Matters Partner. . . . . . . . . . . . . . . . . . .19

ARTICLE X   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . .19

  10.01   Appointment of General Partner as Attorney-in-Fact.. . .19
  10.02   Notices. . . . . . . . . . . . . . . . . . . . . . . . .20
  10.03   Construction of Agreement. . . . . . . . . . . . . . . .21
  10.04   Successors and Assigns . . . . . . . . . . . . . . . . .21
  10.05   Counterparts and Execution . . . . . . . . . . . . . . .21
  10.06   No Third-Party Beneficiary . . . . . . . . . . . . . . .21
  10.07   Other Acts . . . . . . . . . . . . . . . . . . . . . . .21
  10.08   Severability . . . . . . . . . . . . . . . . . . . . . .21
  10.09   Waiver . . . . . . . . . . . . . . . . . . . . . . . . .22
  10.10   Equitable Remedies; Remedies Cumulative. . . . . . . . .22
  10.11   Entire Agreement . . . . . . . . . . . . . . . . . . . .22

ARTICLE XI   DEFINITIONS . . . . . . . . . . . . . . . . . . . . .22

  11.01   Act. . . . . . . . . . . . . . . . . . . . . . . . . . .22
  11.02   Affiliate. . . . . . . . . . . . . . . . . . . . . . . .22
  11.03   Agreement. . . . . . . . . . . . . . . . . . . . . . . .23
  11.04   Capital Account. . . . . . . . . . . . . . . . . . . . .23
  11.05   Cash Flow. . . . . . . . . . . . . . . . . . . . . . . .23

                                     "-iii-"

  11.06   Code . . . . . . . . . . . . . . . . . . . . . . . . . .24
  11.07   General Partner. . . . . . . . . . . . . . . . . . . . .24
  11.08   GP Loan. . . . . . . . . . . . . . . . . . . . . . . . .24
  11.09   KREG, Inc. . . . . . . . . . . . . . . . . . . . . . . .24
  11.10   Limited Partners; Limited Partner. . . . . . . . . . . .24
  11.11   Liquidation. . . . . . . . . . . . . . . . . . . . . . .24
  11.12   Liquidator . . . . . . . . . . . . . . . . . . . . . . .25
  11.13   Net Profits and Net Losses . . . . . . . . . . . . . . .25
  11.14   Partner(s) . . . . . . . . . . . . . . . . . . . . . . .25
  11.15   Partnership. . . . . . . . . . . . . . . . . . . . . . .25
  11.16   Partnership Interest . . . . . . . . . . . . . . . . . .25
  11.17   Project and Projects . . . . . . . . . . . . . . . . . .25
  11.18   Project Interest and Project Interests . . . . . . . . .25
  11.19   Project Percentage . . . . . . . . . . . . . . . . . . .26
  11.20   Securities Act . . . . . . . . . . . . . . . . . . . . .26
  11.21   Successor General Partner. . . . . . . . . . . . . . . .26
  11.22   Treasury Regulation. . . . . . . . . . . . . . . . . . .26

EXHIBITS
- --------

EXHIBIT "A"        Names, Addresses and Project Percentages of the Limited
                   Partners

                                     "-iv-"

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                                  KREG-OC, L.P.

               THIS AGREEMENT OF LIMITED PARTNERSHIP OF KREG-OC, L.P., is entered into effective as of October 1, 1993, by and among KREG OPERATING CO., a Delaware corporation, as general partner, and the individuals and/or entities listed on Exhibit "A" attached hereto, as limited partners. The capitalized terms used herein shall have the respective meanings assigned to such terms in
Article XI.

                                    ARTICLE I

                           FORMATION AND AGREEMENT OF
                               LIMITED PARTNERSHIP


     1.01      FORMATION

               The Partners do hereby form a limited partnership pursuant to the provisions of the Act.

     1.02      CERTIFICATE OF LIMITED PARTNERSHIP

               In addition to the execution of this Agreement, the General Partner shall execute one (1) or more copies of a Certificate of Limited Partnership pursuant to the provisions of Section 15621 of the California Corporations Code, which shall be duly filed in the Office of the California Secretary of State, and certified copies of which may be, in the General Partner's sole discretion, recorded in the Office of the Recorder of any County within or outside the State of California.

     1.03      NAME OF PARTNERSHIP

               The name under which the Partnership is to be conducted is "KREG-OC, L.P.," or if that name is not available, any other name the General Partner may choose that is in compliance with the Act.

     1.04      PRINCIPAL EXECUTIVE OFFICE

          The principal executive office of the Partnership shall be at 4343 Von Karman Avenue, Newport Beach, California 92660, or shall be at such other place or places as the General Partner may from time to time determine after giving written notice thereof to the Limited Partners.

     1.05      NATURE OF BUSINESS

               The express, limited and only purposes for which the Partnership is to exist are (i) to acquire interests (individually, a "PROJECT INTEREST" and collectively, the "PROJECT INTERESTS") in various real properties (individually, a "PROPERTY" and collectively, the "PROPERTIES"), directly or indirectly, through ownership in partnerships holding such Properties, incentive management contracts with owners of such Properties or otherwise, developing and constructing various improvements upon one (1) or more of the Properties, and thereafter, owning, operating, managing, maintaining, marketing, leasing, holding for investment, selling and otherwise realizing the economic benefit from the Properties and the improvements thereon (individually, a "PROJECT" and collectively, the "PROJECTS"), (ii) to discharge the Partnership's obligations under the partnership agreements, incentive management agreements and/or other contracts governing the Project Interests, and (iii) to conduct such other activities with respect to the Project Interests as are appropriate to carrying out the foregoing purposes and to do all things incidental to or in furtherance of the above-enumerated purposes.

     1.06      FIDUCIARY DUTIES

                    (a) While employed by KREG-OC, Inc., an Affiliate of the General Partner, the General Partner or any other Affiliate of the General Partner, each Limited Partner hereby agrees that such Partner shall devote substantially all of such Partner's working time and efforts to the business and affairs of KREG-OC, Inc., the Partnership, the General Partner and/or any other Affiliate of the General Partner and no such Limited Partner shall be actively involved in any other business activity except in accordance with the terms and conditions of this Section 1.06. In furtherance of the foregoing, no Limited Partner shall either directly or indirectly (as an owner, partner, shareholder, employee, independent contractor, consultant or otherwise, other than through such Partner's ownership interest in the Partnership and/or its employment status or ownership interest in KREG-OC, Inc., the General Partner or an Affiliate of the General Partner) engage in any Competing Activity within the United States at any time such Limited Partner is employed by KREG-OC, Inc., the General Partner or any other Affiliate of the General Partner.

                    (b) If a Limited Partner engages in any of the activities proscribed above in Section 1.06(a) in violation of any provision contained therein, then, in addition to any and all other rights or remedies the General Partner and/or the Partnership may have against such violating Limited Partner at law or in equity, such violating Limited Partner shall be accountable to, and shall hold in trust for, the Partnership, any income, compensation or profit that such violating Limited Partner may derive from engaging in such activities.

                    (c) If any provision set forth in this Section 1.06 and/or the application of any such provision to any party or circumstances shall be determined by a court of competent jurisdiction to be invalid and/or unenforceable to any extent, then the remaining provisions of this
     Section 1.06 (other than those which are so determined to be invalid or unenforceable) shall be valid and shall be enforceable to the fullest extent permitted by law.

                    (d)    As used herein, the term "COMPETING ACTIVITY" means
     (i) the purchase, lease, acquisition, management, improvement and/or development, directly or indirectly, of any real property, or (ii) any other activity that competes with the business or affairs of the Partnership. Notwithstanding the foregoing, a Competing Activity shall not include (A) any activity in which a Limited Partner (and/or any Affiliate thereof) holds an ownership interest of five percent (5%) or less, provided such Limited Partner does not materially participate in the management of such activity; (B) acting as a director or in other similar capacity of an entity in which the Limited Partner (and/or an Affiliate thereof) has no direct or indirect ownership interest except as a minority shareholder (holding five percent (5%) or less of the issued and outstanding shares) of a company whose shares are traded on a public securities exchange; (C) acquiring an ownership interest in one (1) or more residences for the personal use of the Limited Partner acquiring such residence(s); (D) any activity in which a Limited Partner (and/or any Affiliate thereof) holds an ownership interest as of the date of such Partner's admission into the Partnership; or (E) any other activity approved in writing by the General Partner, which approval may be withheld in the General Partner's sole and absolute discretion.

                    (e) Subject to the foregoing provisions of this Section 1.06, no Partner shall have any fiduciary obligation with respect to the Partnership or to the other Partners insofar as making other investment opportunities available to the Partnership or to the other Partners. Subject to the foregoing provisions of this Section 1.06, each Partner may engage in whatever activities such Partner may choose, whether the same are competitive with the Partnership or otherwise, without having or incurring any obligation to offer any interest in such activities to the Partnership or to the other Partners.

     1.07      NAMES AND ADDRESSES OF THE PARTNERS

                    (a) The name and address of the General Partner are as follows:

                                   KREG Operating Co.
                                   4343 Von Karman Avenue
                                   Newport Beach, California  92660
                                   Attention:  President
                                   With a copy to:  Chief Financial Officer

                    (b) The names and addresses of the Limited Partners are set forth on EXHIBIT "A" attached hereto.

     1.08      TERM OF PARTNERSHIP

               The Partnership shall commence as of the later of the date this Agreement is executed or the date the Certificate of Limited Partnership for the Partnership is filed in the Office of the California Secretary of State and shall continue until December 31, 2033, unless terminated sooner as a result of the dissolution and winding up of the Partnership in accordance with Article VIII hereof or unless extended by the unanimous agreement of the Partners.

                                   ARTICLE II

                          NAMAGEMENT OF THE PARTNERSHIP
                             BY THE GENERAL PARTNER

     2.01      POWERS OF THE GENERAL PARTNER

               In addition to the specific rights and powers herein granted, the General Partner shall possess, enjoy and may exercise all of the rights and powers of a general partner as more particularly provided by the Act. Except as otherwise provided herein, the General Partner alone shall have the full and complete charge of all aspects of the affairs of the Partnership, and the management and control of the Partnership's business shall rest exclusively with the General Partner, subject to the terms and conditions of this Agreement. All conveyances of title to Partnership property or any interest therein, and any and all other matters and documents affecting or relating to the business of the Partnership may be executed on the Partnership's behalf by the General Partner alone and without execution by any Limited Partner. The General Partner shall be entitled to charge the Partnership a fee for its services rendered to the Partnership including, without limitation, a development fee, a property management fee, a land management fee, a financing fee, a construction fee, an acquisition and disposal fee and an accounting overhead fee, provided such fee is reasonable in amount and a customary charge for the type of services rendered in the then current real estate industry. The General Partner shall use the General Partner's reasonable efforts to carry out the business of the Partnership and shall devote such time to the Partnership as is necessary, in the reasonable discretion of the General Partner, for the efficient operation of the Partnership's business. Nothing contained herein shall prevent the General Partner or any of the General Partner's affiliates or representatives from devoting time to other businesses, whether or not similar in nature to the business of the Partnership.

     2.02      LIABILITY OF THE GENERAL PARTNER

               The General Partner shall not be liable or accountable in damages or otherwise to the Partnership or to any Limited Partner for any error of judgment or any mistake of fact or law or for anything that the General Partner may do or refrain from doing hereafter except in the case of willful misconduct or gross negligence.

     2.03      INDEMNITY

               The Partnership does hereby indemnify and agree to hold the General Partner wholly harmless from and against any loss, expense or damage suffered by such Partner by reason of anything which such Partner may do or refrain from doing hereafter for and on behalf of the Partnership and in furtherance of its interest; provided, however, that the Partnership shall not be required to indemnify the General Partner from any loss, expense or damage which such Partner may suffer as a result of such Partner's fraud, willful misconduct or gross negligence in performing or in failing to perform such Partner's duties hereunder; and provided, further, that any such indemnification shall be recoverable only from the assets of the Partnership and not from the assets of any Limited Partner.

     2.04      RESTRICTIONS AND LIMITATIONS ON THE LIMITED PARTNERS

               The Limited Partners have no right, power or authority to act for or bind the Partnership. The Limited Partners shall take no part in the conduct or control of the Partnership business, except that the Limited Partners shall have the right to vote upon the following matters and only the following matters:

                    (a) The amendment of this Agreement as it relates to a particular Project Interest;

                    (b) The admission of an additional general partner exclusive of the admission of a transferee of the General Partner's Partnership Interest pursuant to the provisions of Article VI; and

                    (c) The admission of a Successor General Partner if the General Partner for any reason ceases to act exclusive of the admission of a transferee of the General Partner's Partnership Interest pursuant to the provisions of Article VI.

               The matter set forth in Section 2.04(a) must receive the affirmative vote of the General Partner and a majority of the Limited Partners (in terms of Project Percentages) holding Project Percentages with respect to such Project Interest, and the matters set forth above in Sections 2.04(b) and 2.04(c) must receive the affirmative vote of the General Partner and a majority of the Limited Partners (in terms of number of Limited Partners and not in terms of Project Percentages). The Limited Partners expressly waive the right to vote upon any and all of the matters set forth in Section 15632(b) of the California Corporations Code (exclusive of matters set forth in Sections 15632(b)(5)(H), 15632(b)(5)(I) and 15632(b)(5)(J)). The noticing of, voting with respect to and the procedural aspects of, meetings of the Partners shall be in accordance with the Act, except that (i) with respect to a vote which affects a particular Project Interest, a majority of the Limited Partners (in terms of Project Percentages) holding Project Percentages with respect to such Project Interest represented in person or by proxy shall constitute a quorum, and (ii) with respect to a vote which affects the Partnership generally, a majority of the Limited Partners (in terms of number of Limited Partners and not in terms of Project Percentages) represented in person or by proxy shall constitute a quorum.

     2.05      REIMBURSED EXPENSES

               The Partnership shall reimburse the General Partner for any and all reasonable costs and expenses incurred by the General Partner on behalf of the Partnership that directly relate to the business of the Partnership and/or any Project Partnership. Any such costs and expenses shall be reimbursed from the first available funds of the Partnership, and the General Partner's Capital Account shall not be reduced by any amounts reimbursed to such Partner pursuant to this Section 2.05.

                                   ARTICLE III

                     PARTNERS' CONTRIBUTIONS TO PARTNERSHIP


     3.01      INITIAL CONTRIBUTIONS BY THE PARTNERS

               None of the Partners shall be required to make an initial contribution to the capital of the Partnership.

     3.02      INTERIM FINANCING

                    (a) Subject to the provisions of Section 3.02(b), if the General Partner determines, in such Partner's sole discretion, that funds are necessary for the Partnership to meet its current or projected financial requirements with respect to any Project Interest including, without limitation, funds to finance capital which a Limited Partner(s) fails to contribute pursuant to Section 3.02(b), and/or to otherwise finance the business of the Partnership, then the General Partner and/or any Affiliate of the General Partner shall have the right, but not the obligation, to advance to the Partnership, in cash, an amount equal to such necessary funds as a recourse loan ("GP LOAN") by such Partner (and/or such Affiliate) to the Partnership. Any and all GP Loans made to the Partnership by the General Partner (and/or any Affiliate thereof) pursuant to this
     Section 3.02(a) shall bear interest at the lesser of (i) the prevailing Wells Fargo Bank commercial reference (prime) lending rate plus two (2) percentage points, adjusted and compounded on the first day of each month during the term of such loan(s), or (ii) the maximum, nonusurious rate then permitted by law for such loan(s), and such loan(s) shall be due and payable on demand. Any and all GP Loans shall be advanced and repaid on a Project Interest-by-Project Interest basis and, accordingly, any such GP Loans shall be allocated among the Project Interests pursuant to any accounting method selected by the General Partner taking into account which Project Interest receives the proceeds of any such GP Loan. In the event that any GP Loan is not directly attributable to any particular Project Interest, then such GP Loan shall be allocated among the Project Interests pursuant to any reasonable accounting method selected by the General Partner. Notwithstanding the provisions of Articles V and VIII, until any and all GP Loans allocable to any particular Project Interest are repaid in full, the Partners shall draw no further distributions from the Partnership that are attributable to any such Project Interest and all cash or property otherwise distributable with respect to the Partnership Interests of the Partners that are attributable to such Project Interest shall be paid to the General Partner and/or any Affiliate of the General Partner, as the case may be, as a reduction of the outstanding balance of any such loan with such funds being applied first to reduce any interest accrued thereon, and then to reduce the principal amount thereof.

                    (b) If the General Partner determines, in such Partner's sole discretion, that funds are necessary for the Partnership to meet its current or projected financial requirements with respect to any Project Interest, and the Limited Partners holding Project Percentages with respect to such Project Interest have agreed to contribute capital to the

     Partnership on a current basis to meet such current or projected financial requirements by their signature to a page in the form of Exhibit "A" attached hereto, which page sets forth a current capital obligation, then within ten (10) days following written request therefor by the General Partner, each Partner shall be obligated to contribute to the capital of the Partnership, in cash, an amount equal to such Partner's Project Percentage (for such Project Interest) of such current or projected financial requirements. In the event any Partner ("Non-Contributing Partner") fails to contribute all or any portion of any amount required to be contributed by such Partner to the capital of the Partnership pursuant to this Section 3.02(b) (the "Delinquent Contribution"), then the other Partners who are not Non-Contributing Partners shall have the right, but not the obligation, to contribute to the capital of the Partnership, in cash within ten (10) days following the due date of such Delinquent Contribution and in proportion to the respective Project Percentages (for such Project Interest) (or in such different proportion as they may otherwise agree), an amount equal to the Delinquent Contribution. In the event of a contribution by one (1) or more Partners ("Contributing Partners") pursuant to this Section 3.02(b), the Project Percentage (for such Project Interest) of the Non-Contributing Partner shall be decreased by one (1) percentage point for every Five Thousand Dollars ($5,000.00) of Delinquent Contribution (or portion thereof) and the Project Percentages of the Contributing Partner(s) shall be increased, in the aggregate, by a like amount in proportion to the portion of the Delinquent Contribution contributed by each such Contributing Partner to the capital of the Partnership pursuant to this Section 3.02(b); provided, however, such Contributing Partner(s) shall in no event succeed to all or any portion of the Capital Account or unreturned capital contributions of the Non-Contributing Partner by operation of this Section 3.02(b). In the event the Partners other than the Non-Contributing Partner fail to contribute all of the Delinquent Contribution to the capital of the Partnership on behalf of the Non-Contributing Partner, then the Partnership may pursue any and all rights and remedies available at law and/or in equity against such Non-Contributing Partner, including, without limitation, instituting a legal action against such Partner to collect such funds. Any and all amounts contributed to the capital of the Partnership by any Partner pursuant to this Section 3.02(b) shall be credited to the Capital Account of each such Partner (as and when such contribution is made).

     3.03      CONTRIBUTIONS ON LIQUIDATION OF PROJECT INTEREST

               In the event that on final dissolution and liquidation and/or termination of a Project Interest and receipt by the Partnership of all cash flow from such Project Interest to which the Partnership is entitled, any principal of, and/or accrued interest on, any GP Loan that is allocated to such Project Interest in accordance with the provisions of Section 3.02(a) above remains outstanding, then within ten (10) days following written request therefor by the General Partner, each Partner shall be obligated to contribute to the capital of the Partnership, in cash, an amount equal to such Partner's Project Percentage (for such Project Interest) of such outstanding amount. In the event any Partner fails to contribute all or any portion of any amount required to be contributed by such Partner to the capital of the Partnership pursuant to this Section 3.03, then the Partnership may pursue any and all rights and remedies available at law and/or in equity against such non-contributing Partner, including, without limitation, instituting a legal action against such Partner to collect such funds. Any and all amounts contributed to the capital of the

Partnership by any Partner pursuant to this Section 3.03 shall be credited to the Capital Account of each such Partner (as and when such contribution is made) and shall be concurrently paid by the Partnership to the General Partner as a reduction of the outstanding balance of the applicable GP Loan with any such amounts being applied first to reduce any interest accrued thereon, and then to reduce the principal amount thereof.

     3.04      CAPITAL CONTRIBUTIONS IN GENERAL

               Except as otherwise expressly provided in this Agreement or as otherwise agreed to in writing by all of the Partners (a) no part of the contributions of any Partner to the capital of the Partnership may be withdrawn by such Partner, (b) no Partner shall be entitled to receive interest on such Partner's contributions to the capital of the Partnership, (c) no Partner shall have the right to demand or receive property other than cash in return for such Partner's contribution to the Partnership, and (d) no Partner shall be required or be entitled to contribute additional capital to the Partnership other than as permitted or required by this Article III and/or Section 8.04.

                                   ARTICLE IV

                        ALLOCATION OF PROFITS AND LOSSES;
                            DISTRIBUTION OF CASH FLOW


     4.01      NET LOSSES

               Net Losses shall be determined separately for each Project Interest pursuant to any accounting method reasonably selected by the General Partner and shall be allocated to the Partners in proportion to their respective Project Percentages for each such Project Interest. Any Net Losses that are not directly attributable to any Project Interest shall be allocated among the Project Interests pursuant to any accounting method reasonably selected by the General Partner.

     4.02      NET PROFITS

               Net Profits shall be determined separately for each Project Interest pursuant to any accounting method reasonably selected by the General Partner and shall be allocated to the Partners in proportion to their respective Project Percentages for each such Project Interest. Any Net Profits that are not directly attributable to any Project Interest shall be allocated among the Project Interests pursuant to any accounting method reasonably selected by the General Partner.

     4.03      SPECIAL ALLOCATIONS

               Notwithstanding any other provision in this Article IV, (i) any and all "nonrecourse deductions" (as defined in Treasury Regulation Section 1.704-2(b)(1)) of the Partnership that are attributable to any Project Interest shall be allocated to the Partners in proportion to their respective Project Percentages for such Project Interest, and (ii) each Partner shall be specially allocated items of Partnership income and gain in accordance with the minimum gain chargeback requirements set forth in Treasury Regulation Sections 1.704-2(f).

     4.05      DIFFERING TAX BASIS; TAX ALLOCATION

               The General Partner shall cause depreciation and/or cost recovery deductions and gain or loss with respect to each item of property to be allocated among the Partners for federal income tax purposes in accordance with the principles of Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, and for state income tax purposes under comparable provisions of the California Revenue & Taxation Code, as amended, and the regulations promulgated thereunder.

                                    ARTICLE V

                            DISTRIBUTION OF CASH FLOW


     5.01      DISTRIBUTION OF CASH FLOW

               Subject to Section 8.03, Cash Flow of the Partnership realized from (or allocable to) any Project Interest shall be distributed to the Partners in the following order of priority:

                    (a) First, to the Partners in proportion to, and to the extent of, any unreturned capital contributed to the Partnership by such Partners with respect to such Project Interest pursuant to Section 3.02(b); and

                    (b) Thereafter, to the Partners in proportion to their respective Project Percentages for such Project Interest.

     5.02      IN-KIND DISTRIBUTION

               A Project Interest shall not be distributed in kind to the Partners without the prior approval of all of the Partners holding Project Percentages with respect to such Project Interest.

                                   ARTICLE VI

                          RESTRICTIONS ON TRANSFERS OF
                              PARTNERSHIP INTERESTS


     6.01      LIMITATIONS ON TRANSFER

               Subject to compliance with Section 6.04, the General Partner shall be entitled to sell, exchange, assign, transfer, or otherwise dispose of, pledge, hypothecate, encumber or otherwise grant a security interest in all or any part of its Partnership Interest, including, without limitation, all or any part of the Partnership Interest of a Limited Partner transferred to the General Partner pursuant to Section 6.03. In the event of the termination of employment of a Limited Partner with KREG, Inc. for any reason, the General Partner shall transfer any unvested portion of such Limited Partner's Project Percentage(s) to the other Partners who hold Project Percentages in the applicable Project Interest(s) including, without limitation, the General Partner, and/or any other employee of KREG, Inc., as directed by KREG, Inc., provided such unvested Project Percentage is accepted by such Partner and/or other employee. Subject to compliance with Sections 6.02 and 6.04, a Limited Partner shall be entitled to sell, exchange, assign, transfer, or otherwise dispose of all or any part of such Partner's Partnership Interest. No Limited Partner shall be entitled to pledge, hypothecate, encumber, or otherwise grant a security interest in all or any part of its Partnership Interest. Any transfer in violation of the restrictions against transfer contained in this Article VI shall be null and void AB INITIO.

     6.02      RIGHT OF FIRST REFUSAL

               If any Limited Partner (the "SELLING PARTNER") desires to transfer or otherwise dispose of all or any portion of such Partner's Partnership Interest (the "OFFERED INTEREST"), then the Selling Partner shall give written notice (the "OFFERING NOTICE") to the General Partner of the Selling Partner's intention to so transfer. The Offering Notice shall specify the Offered Interest to be transferred, the consideration to be received therefor, the identity of the proposed purchaser, and the terms upon which the Selling Partner intends to so transfer. For a period of thirty (30) days following the effective date of the Offering Notice, the General Partner shall have the right, but not the obligation, to purchase all, but not less than all, of the Offered Interest for the price and on the terms stated in the Offering Notice. If the General Partner, timely and validly elects to so purchase all of the Offered Interest in accordance with the provisions of this Section 6.02, then the purchase of the Offered Interest by the General Partner shall be closed and consummated at the principal executive office of the Partnership within ninety (90) days following the effective date of the purchase-election notice delivered by the General Partner pursuant to this Section 6.02. If the General Partner fails to timely and validly offer to purchase the entire Offered Interest, then the Selling Partner may, within one hundred twenty (120) days following the effective date of the Offering Notice, transfer the Offered Interest to the person or entity identified in the Offering Notice on the same terms and conditions, and at the same price, specified in the Offering Notice. If the Selling Partner fails to so transfer the Offered Interest within such one hundred twenty (120)-day period, then, prior to transferring the Offered Interest, the Selling Partner must resubmit an Offering Notice to the General Partner and again comply with the foregoing provisions of this Section 6.02.

     6.03      PERMITTED TRANSFERS

               Any Limited Partner may transfer all or any portion of such Partner's Partnership Interest to the General Partner or any designee thereof or to a trust for the benefit of such Limited Partner, such Limited Partner's spouse and/or such Limited Partner's lineal descendants, provided such Limited Partner is a trustee thereof, without complying with the provisions of Sections 6.01 and 6.02. Any such permitted transferee shall receive and hold such Partnership Interest or portion thereof subject to the terms of this Agreement and to the obligations hereunder of the transferor Partner and there shall be no further transfer of such Partnership Interest, or portion thereof except to a person or entity to whom such permitted transferee could have transferred such permitted transferee's Partnership Interest in accordance with this Section 6.03 had such permitted transferee originally been named as a Partner hereunder. No transfer described in this Section 6.03 shall be permitted if the consummation of such transfer would result in a breach or violation of any agreement governing any Project Interest and/or any loan documentation relative to any indebtedness encumbering all or any portion of any Project and/or any Project Interest, and such transfer restrictions are not waived by the General Partner, the parties to such governing agreement, and/or any applicable lender, as the case may be.

     6.04      ADMISSION OF SUBSTITUTED PARTNERS

               In the event the General Partner and/or any Limited Partner sells, assigns, transfers or conveys such Partner's Partnership Interest to a transferee in accordance with Sections 6.01, 6.02 or 6.03, or in the event of the death, incapacity or bankruptcy of a Limited Partner, such transferee or such Limited Partner's successor-in-interest, as applicable, shall be entitled to be admitted to the Partnership as a substituted general partner or limited partner, as the case may be, and this Agreement shall be amended in accordance with the Act to reflect such admission, provided that the following conditions are complied with:

                    (a) The General Partner shall approve of the form and content of the instrument of transfer;

                    (b) The transferor and transferee named therein execute and acknowledge such other instrument or instruments as the General Partner may deem necessary or desirable to effectuate such admission;

                    (c) The transferee in writing accepts and adopts all of the terms and conditions of this Agreement, as the same may have been amended;

                    (d) The transferor pays, as the General Partner may reasonably determine, all reasonable expenses incurred in connection with such admission, including, without limitation, legal fees and costs;

                    (e) The filing with the Partnership, if required by the General Partner, of such proof of the age of the transferee as the General Partner may deem necessary. In no event shall a Partnership Interest, or any portion thereof, be assigned or transferred to a person under the age of eighteen (18) years; and

                    (f) If required by the General Partner, an opinion of counsel to the Partnership, which counsel and opinion are satisfactory to the General Partner, that an exemption from registration or qualification under the Securities Act of 1933, as amended, and under all applicable statutes, rules or laws of any state which may be applicable thereto is available.

     6.05      RESTRICTIONS ON ASSIGNEES

               An assignee of a Partnership Interest who does not become a substituted partner shall have no right to require any information or account of the Partnership's transactions, to inspect the Partnership books, or to vote on any of the matters as to which a Partner would be entitled to vote under this Agreement. An assignee shall only be entitled to receive the share of the profits or other compensation by way of income, or the return of its contributions, to which its assignor would otherwise be entitled.

     6.06      ELECTION

               In the event of a transfer of the Partnership Interest of any Partner, the death of a Partner or the distribution of any property of the Partnership to a Partner, the Partnership may file, in the sole discretion of the General Partner, an election in accordance with applicable Treasury Regulations, to cause the basis of the Partnership property to be adjusted for federal income tax purposes as provided by Sections 734 and 743 of the Code. Subject to the provisions of Treasury Regulation Section 1.704-1(b), adjustments to the adjusted tax basis of Partnership property under Section 743 and 732(d) of the Code shall not be reflected in the Capital Account of the transferee Partner or on the books of the Partnership, and subsequent Capital Account adjustments for distributions, depreciation, amortization, and gain or loss with respect to such property shall disregard the effect of such basis adjustment.

     6.07      ALLOCATIONS BETWEEN TRANSFEROR AND TRANSFEREE

               Upon the transfer of all or any part of the Partnership Interest of a Partner as hereinabove provided, Net Profits and Net Losses shall be allocated between the transferor and transferee on the basis of the computation method which in the sole discretion of the General Partner is in the best interests of the Partnership, provided such method is in conformity with the methods prescribed by Section 706 of the Code and Treasury Regulation Section 1.706-1(c)(2)(ii). Distributions of Cash Flow shall be made to the holder of record of the Partnership Interest on the date of distribution. Any transferee of a Partnership Interest shall succeed to the Capital Account of the transferor Partner to the extent such account relates to the transferred interest; provided, however, that if such transfer causes a termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code, the Capital Accounts of all Partners, including the transferee, shall be redetermined as of the date of such termination in accordance with Treasury Regulation Section 1.704-1(b).

     6.08      PARTITION

               No Partner shall have the right to partition any assets of the Partnership, any Project or any interest therein, nor shall a Partner make application or proceeding for a partition thereto and, upon any breach of the provisions of this Section 6.07 by any Partner, the other Partners (in addition to all rights and remedies afforded by law or equity) shall be entitled to a decree or order restraining or enjoining such application, action or proceeding.

     6.09      WAIVER OF SECTIONS 15042 AND 15664

               Each Partner hereby waives any of the rights or remedies that may be available to such Partner (or such Partner's successor(s)-in-interest) pursuant to Sections 15042, in the case of the General Partner, and/or 15664, in the case of any Limited Partner, of the California Corporation Code, as amended, to have the interest of such Partner purchased upon the withdrawal or retirement of such Partner.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES


     7.01      SECURITIES LAWS EXEMPTION

               Each Limited Partner hereby covenants that such Partner understands that in forming the Partnership and offering and issuing Partnership Interests therein, the Partnership, in reliance upon an exemption from the registration and prospectus delivery requirements of the federal Securities Act of 1933, as amended, and/or the federal rules and regulations promulgated thereunder (collectively, "SECURITIES ACT"), and the qualification requirements of applicable California law has not registered the offering of the Partnership Interests with the Securities and Exchange Commission nor qualified the offering of the Partnership Interests with any California governmental body, agency, or other authority. Each Limited Partner hereby covenants that such Partner understands that such exemptions require that the Partnership Interests be offered and issued only in transactions not involving a public offering. Each Limited Partner hereby covenants that such Partner understands that the representations, warranties, and covenants such Partner makes herein have been and will be relied upon by the General Partner in concluding that the offer and issuance of the Partnership Interests are being made only in transactions not involving a public offering. Each Limited Partner further hereby covenants that such Partner understands that neither the Securities and Exchange Commission nor any California governmental authority has reviewed the Partnership or made any findings with respect to the offer or sale of the Partnership Interests or the fairness of the investment.

     7.02      NO TAX RULING

               Each Limited Partner hereby covenants that such Partner understands that the Partnership has not requested a tax ruling from the Internal Revenue Service nor an opinion of counsel with respect to the tax status of the Partnership or as to the treatment of expenditures of the Partnership, and no assurances have been made that the treatment which the Partnership intends to or does use with respect to such items will be accepted by the Internal Revenue Service upon examination and audit.

     7.03      FAMILIARITY WITH BUSINESS

               Each Limited Partner hereby represents, warrants, and covenants that such Partner is familiar with the business and affairs of the Partnership and such Partner and/or such Partner's attorney, accountant, and/or other advisor(s) have access to the books and records of the Partnership and all such other information as may be necessary or desirable for the purpose of evaluating the risk of investment and making an informed investment decision concerning the purchase of a Partnership Interest by such Partner. Each Limited Partner further hereby represents, warrants, and covenants that, with respect to individual and partnership tax and other economic considerations involved in connection with the Partnership and/or such Partner's investment in such Partner's Partnership Interest in the Partnership, (i) such Limited Partner is not relying on the Partnership, the General Partner, or any other person or entity; (ii) such Limited

Partner has carefully considered and has, to the extent such Limited Partner believes such discussion necessary, discussed with professional legal, tax, and financial advisors the suitability of such Limited Partner's investment in such Limited Partner's Partnership Interest in the Partnership, taking into account such Limited Partner's particular tax and financial situation; and (iii) such Limited Partner has determined that such Limited Partner's Partnership Interest is a suitable investment for such Limited Partner.

     7.04      KNOWLEDGE AND EXPERIENCE

               Each Limited Partner hereby represents, warrants, and covenants that: (i) such Partner has such business or financial knowledge and experience, or the business or financial knowledge and experience of his or her professional advisors, and that such Partner or his or her professional advisors are capable of evaluating the merits and risks of such Partner's proposed investment in such Partner's Partnership Interest in the Partnership and of making an informed investment decision; and (ii) such Partner is financially able to bear the economic risk of such Partner's proposed investment in such Partner's Partnership Interest in the Partnership for an indefinite period of time.

     7.05      INFORMATION

               Each Limited Partner hereby represents, warrants, and covenants that: (i) such Partner and such Partner's advisors have obtained and examined such information as may be necessary, appropriate, or desirable in connection with such Partner's decision concerning whether to invest in a Partnership Interest in the Partnership; and (ii) the Partnership has made available and continues to make available to such Partner and such Partner's advisors the opportunity (A) to ask questions of and receive answers concerning the business and affairs of the Partnership and the proposed investment in such Limited Partner's Partnership Interest and (B) to obtain all additional information necessary to verify the accuracy of the information used to evaluate the merits and risks of the proposed investment in such Limited Partner's Partnership Interest. Each Limited Partner hereby represents, warrants, and covenants that no representations have been made, and no information (whether oral or written) has been furnished, to such Partner with respect to the Partnership, the possible benefits available to investors in the Partnership, or any other matter or thing. Each Limited Partner further hereby represents, warrants, and covenants that such Partner understands that any and all assumptions, budgets, and forecasts set forth in any and all documents and/or other information provided to such Partner have been furnished for purposes of illustration only, and that no assurance of any nature whatsoever has been or is given that actual results will correspond with the results projected by said assumptions, budgets, and forecasts.

     7.06      SPECULATIVE INVESTMENT

               Each Limited Partner hereby covenants that such Partner understands that such Partner's investment in such Partner's Partnership Interest in the Partnership is, by its nature, speculative, and that because of the speculative nature thereof, such Partner could sustain a loss of one hundred percent (100%) of such Partner's investment in such Partner's Partnership Interest in the Partnership. Each Limited Partner hereby covenants that such Partner further understands that (i) the investment in such Partner's Partnership Interest, because of the severe restrictions on transfer imposed upon the Partnership Interests by United States and state securities laws and this Agreement, is an investment with limited liquidity, and (ii) such Partner may not be able to quickly liquidate such Partner's investment in case of emergency or receive fair value therefor in a forced sale and, consequently, may be required to hold such Partner's Partnership Interest for an unlimited period.

     7.07      NO SALE

               Each Limited Partner hereby represents, warrants, and covenants that such Partner has not offered for sale or sold such Partner's Partnership Interest within the meaning of the Securities Act or state securities laws.

     7.08      BENEFICIAL OWNERSHIP

               Each Limited Partner hereby represents, warrants, and covenants that such Partner is acquiring such Partner's Partnership Interest in the Partnership for such Partner's own account with the intent of holding such Partnership Interest for investment (i.e., without the intent of participation by any other person in any part of the purchase) and without the intent of participating directly or indirectly in a distribution of such Partnership Interest.

     7.09      SECURITIES LAWS RESTRICTIONS ON TRANSFER

               Notwithstanding any other provision in this Agreement, each Limited Partner hereby understands, covenants, and agrees that such Partner's Partnership Interest may not be sold, offered for sale, assigned, pledged, hypothecated, or otherwise transferred to any person or entity except (i) pursuant to an effective registration statement with respect to such Partnership Interest under the Securities Act and any applicable state securities laws (including, without limitation, any state rules and regulations promulgated thereunder), or (ii) in a transaction as to which the Partnership has received an opinion of counsel, which counsel and opinion are reasonably satisfactory to the General Partner, to the effect that such transaction is exempt from registration under the Securities Act and such state laws or is otherwise in compliance with the Securities Act and such state laws. Each Limited Partner hereby understands, covenants, and agrees that (i) only the Partnership can take action to register such Partnership Interest under the Securities Act or under any state securities laws (including, without limitation, any state rules and regulations promulgated thereunder), (ii) the Partnership is not obligated and does not propose to attempt to do so, and (iii) the Partnership does not propose to make any other method available for resale of such Partnership Interest by such Partner.

     7.10      AUTHORIZATION TO DO BUSINESS

               Any Limited Partner that is an entity hereby represents and warrants that such Partner (i) is authorized and duly qualified to acquire and hold such Partner's Partnership Interest, and (ii) the person(s) executing this Agreement on behalf of such Partner hereby represent that such person(s) is
(are) duly authorized to execute this Agreement on behalf of such Partner.

     7.11      RESIDENCE AND AGE

               Any Limited Partner that is a natural person hereby represents, warrants and covenants that such partner is a permanent resident and domiciliary of the State of California, and that such Partner has attained the age of eighteen (18) years as of the effective date hereof.

     7.12      INDEMNIFICATION BY LIMITED PARTNERS

               Each Limited Partner hereby acknowledges, covenants, and agrees that such Partner understands the meaning and legal consequences of the representations, warranties, and covenants made by such Partner that are set forth in this Agreement and that the Partnership and the General Partner have relied upon such representations, warranties, and covenants. Each Limited Partner hereby indemnifies, defends, protects and holds wholly free and harmless the Partnership, the General Partner, and the General Partner's respective agents, employees, and representatives from and against any and all losses, damages, claims, expenses, or liabilities due to or arising out of a breach or the falseness and/or inaccuracy, as the case may be, of any such representation, warranty, and/or covenant made by such indemnifying Partner. Notwithstanding the foregoing, no representation, warranty, acknowledgment, or agreement made herein by any Limited Partner shall in any manner be deemed to constitute a waiver of any rights granted to the General Partner under the Securities Act or any state securities laws (including, without limitation, any state rules and regulations promulgated thereunder). All representations, warranties, and covenants contained above in this Article VII, and the indemnification contained in this
Section 7.12, shall survive the execution of this Agreement, the formation of the Partnership, and the liquidation of the Partnership.

     7.13      ADDITIONAL RIGHT OF RESCISSION

               In the event that the General Partner discovers any breach and/or inaccuracy of any of the representations, warranties, and/or covenants set forth in this Article VII by any Limited Partner, the General Partner may, at such Partners' election, rescind the issuance of such Limited Partner's Partnership Interest to such Limited Partner. Upon any such rescission by the General Partner, any such Limited Partner shall be conclusively presumed to have immediately withdrawn from the Partnership as a partner therein. In the event of any such rescission by the General Partner, the capital contributions and/or other funds of such Limited Partner held by the Partnership or the General Partner may, at the election of the General Partner, be retained and applied in satisfaction of the indemnification obligation of such Limited Partner set forth in Section 7.12 above.

                                  ARTICLE VIII

                  DISSOLUTION AND WINDING UP OF THE PARTNERSHIP


     8.01      CESSATION TO SERVE OF GENERAL PARTNER

               The retirement, withdrawal, bankruptcy or other cessation to serve as a general partner of the Partnership by the General Partner shall not dissolve the Partnership, but the business of the Partnership shall be continued by the transferee of the General Partner's Partnership Interest pursuant to the provisions of Article VI or, when there is no such transferee, a successor general partner ("SUCCESSOR GENERAL PARTNER") to be selected by the unanimous affirmative vote of the remaining Partners within ninety (90) days of such retirement, withdrawal, bankruptcy or other cessation to serve. The admission of new partners into the Partnership in accordance with this Agreement shall not dissolve the Partnership.

     8.02      EVENTS CAUSING DISSOLUTION OF THE PARTNERSHIP

               The Partnership shall be dissolved upon the first to occur of any of the following events:

                    (a) The expiration of the term of the Partnership unless such term has been extended by the unanimous agreement of the Partners;

                    (b) The termination and liquidation of the last existing Project Interest and the collection by the Partnership of any and all Cash Flow derived therefrom;

                    (c) The retirement, withdrawal, bankruptcy or other cessation to serve by the General Partner other than in connection with the transfer of the General Partner's Partnership Interest pursuant to the provisions of Article VI followed by the failure of the remaining Partners to select a Successor General Partner within ninety (90) days thereafter in accordance with Section 8.01; or

                    (d) The affirmative election of the General Partner and a majority of the Limited Partners (in terms of number of Limited Partners and not in terms of Project Percentages) to dissolve the Partnership.

     8.03      WINDING UP OF THE PARTNERSHIP

               Upon the Liquidation of the Partnership caused by other than the termination of the Partnership under Section 708(b)(1)(B) of the Code (in which latter case the Partnership shall remain in existence in accordance with the provisions of such Section of the Code), the Liquidator shall proceed to the winding up of the affairs of the Partnership. During such winding up process, the Net Profits, Net Losses and Cash Flow distributions shall continue to be shared by the Partners in accordance with this Agreement. The assets shall be liquidated as promptly as consistent with obtaining a fair value therefor, and the proceeds therefrom, to the extent available, shall be applied and distributed by the Partnership on or before the end of the taxable year of such Liquidation or, if later, within ninety (90) days after such Liquidation, in the following order:

                    (a) First, to creditors including Partners who are creditors, in the order of priority as provided by law;

                    (b) Second, to the setting up of any reserves which the Liquidator deems necessary in its sole discretion for any contingent or unforeseen liabilities or obligations of the Partnership; and

                    (c) Thereafter, to the Partners in proportion to, and to the extent of, the positive balance in each such Partner's Capital Account (after taking into account all Capital Account adjustments for the taxable year of such Liquidation).

               Any amounts withheld for reserves pursuant to Section 8.03(b) shall be distributed to the Partners as soon as practicable, as determined in the sole discretion of the Liquidator, in proportion to the Partners' respective positive Capital Account balances.

     8.04      NEGATIVE CAPITAL ACCOUNT RESTORATION

               Upon the Liquidation of the Partnership or upon the Liquidation of any Partner's Partnership Interest, each Partner (or the liquidated Partner if the Partnership is not in Liquidation) shall be obligated to contribute to the capital of the Partnership an amount equal to the negative balance, if any, standing in such Partner's Capital Account (after taking into account all Capital Account adjustments for all taxable years, including the year such Liquidation occurs, and after adding a positive sum to such negative balance (but only until such balance is increased to zero (0)) equal to the amount of such Partner's allocable share of minimum gain (as determined in accordance with the provisions of Treasury Regulation Section 1.704-2(g)), on or before the end of the taxable year of such Liquidation or, if later, within ninety (90) days after such Liquidation in compliance with Treasury Regulation Sections 1.704-1(b) and 1.704-2.

                                   ARTICLE IX

                               BOOKS AND RECORDS


     9.01      BOOKS OF ACCOUNT

               The Partnership shall maintain at its principal executive office all of the following:

                    (a) A current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the contribution and the Project Percentages of each Partner for each Project Interest;

                    (b) A copy of the certificate of limited partnership and all certificates of amendment, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

                    (c) Copies of the Partnership's federal, state and local income tax or information returns and reports, if any, for the six (6) most recent taxable years;

                    (d)    Copies of this Agreement and all amendments thereto;

                    (e)    Financial statements of the Partnership for the six
     (6) most recent fiscal years; and

                    (f) The Partnership's books and records for at least the current and past three (3) fiscal years.

     9.02      INSPECTION

               All the books and records listed in Section 9.01 shall at all times be maintained at the principal executive office of the Partnership and shall be open during reasonable business hours for the reasonable inspection, examination and copying by any Limited Partner or such Partner's representatives at such Partner's sole cost and expense.

     9.03      TAX RETURNS

               Within ninety (90) days after the close of each fiscal year, the General Partner shall cause to be prepared and timely filed and distributed to each Partner, at the expense of the Partnership, all required federal and state partnership tax returns, including information returns reflecting each Partner's distributive share of tax items.

     9.04      ACCOUNTING

                    (a) The books of account of the Partnership shall be kept on an accrual basis.

                    (b) The fiscal year and the taxable year of the Partnership shall be the year ending December 31.

     9.05      BANK ACCOUNTS

               All receipts, funds, and income of the Partnership shall be deposited in a bank or banks selected by the General Partner. Disbursements from such account or accounts may be made only upon the signature of the General Partner or an authorized representative thereof.

     9.06      TAX MATTERS PARTNER

               The General Partner is hereby designated as the "tax matters partner" of the Partnership as determined in accordance with the provisions of
Section 6231(a)(7) of the Code and the Treasury Regulations promulgated thereunder and is authorized to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities.

                                    ARTICLE X

                                  MISCELLANEOUS


     10.01     APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT

               Each Limited Partner hereby makes, constitutes, and appoints the General Partner as such Limited Partner's true and lawful attorney-in-fact with full power of substitution to sign, execute, certify, acknowledge, swear to, file, publish and/or record any and all documents and/or agreements which the General Partner may deem reasonably necessary or appropriate to amend this Agreement to reflect (i) the exercise by the General Partner of any power granted to such Partner under this Agreement,
(ii) the transfer of any Partner's Partnership Interest in accordance with the terms hereof, (iii) the admission of any person and/or entity as a substituted limited partner of the Partnership in accordance with the terms hereof, (iv) the withdrawal of any person or entity as a limited partner of the Partnership in accordance with the terms hereof, and (v) the Project Percentages for each Partner with respect to any Project Interest hereafter acquired by the Partnership. Each Limited Partner hereby authorizes the General Partner to take any further action which the General Partner shall consider necessary or advisable in connection with any of the foregoing, and hereby gives the General Partner full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in connection with the foregoing as fully and completely as if such Limited Partner were acting personally, and hereby ratifies and confirms any and all actions that the General Partner may take by virtue of the foregoing provisions of this Section 10.01. The foregoing special power of attorney is coupled with an interest and is irrevocable and shall survive the death, disability, legal incapacity, bankruptcy, insolvency, dissolution or cessation of existence of each Limited Partner and shall survive the delivery of any assignment by any Limited Partner of all or any portion of such Partner's Partnership Interest.

     10.02     NOTICES

               All notices or other communications required or permitted hereunder shall be in writing, and shall be delivered or sent, as the case may be, by any of the following methods: (i) personal delivery, (ii) overnight commercial carrier, (iii) registered or certified mail, postage prepaid, return receipt requested, or (iv) telegraph, telex, telecopy, or cable. Any such notice or other communication shall be deemed received and effective upon the earlier of (a) if personally delivered, the date of delivery to the address of the person to receive such notice; (b) if delivered by overnight commercial carrier, one day following the receipt of such communication by such carrier from the sender, as shown on the sender's delivery invoice from such carrier; (c) if mailed, on the date of delivery as shown by the sender's registry or certification receipt; (d) if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; or (e) if given by telex or telecopy, when sent. Any notice or other communication sent by cable, telex, or telecopy must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing. Any reference herein to the date of receipt, delivery, or giving, or effective date, as the case may be, of any notice or communication shall refer to the date such communication becomes effective under the terms of this Section 10.02. Any such notice or other communication so delivered shall be addressed to the party to be served at the address set forth in Section 1.04 in the case of the Partnership and at the addresses set forth in
Section 1.07 in the case of any of the Partners. Such addresses may be changed by giving written notice to the other parties in the manner set forth in this
Section 10.02. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of notice or other communication sent.

     10.03     CONSTRUCTION OF AGREEMENT

               The Article and Section headings of this Agreement are used herein for reference purposes only and should not govern, limit, or be used in construing this Agreement or any provision hereof. Each of the Exhibits attached hereto is incorporated herein by reference and expressly made a part of this Agreement for all purposes. References to any Exhibit made in this Agreement shall be deemed to include this reference and incorporation. Where the context so requires, the use of the neuter gender shall include the masculine and feminine genders, the masculine gender shall include the feminine and neuter genders, and the singular number shall include the plural and vice versa. Time is of the essence of this Agreement. The provisions of this Agreement shall be construed and enforced in accordance with the law of the State of California.

     10.04     SUCCESSORS AND ASSIGNS

               Subject to the restrictions set forth in Articles VI and VII, this Agreement shall inure to the benefit of and shall bind the parties hereto and their respective personal representatives, successors, and assigns.

     10.05     COUNTERPARTS AND EXECUTION

               This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement, but all of which shall constitute one (1) Agreement, binding upon the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof.

     10.06     NO THIRD-PARTY BENEFICIARY

               Any agreement to pay any amount and any assumption of liability herein contained, express or implied, shall be only for the benefit of the Partners and their respective successors and assigns, and such Agreements and assumptions shall not inure to the benefit of the obligees of any indebtedness or any other party, whomsoever, deemed to be a third-party beneficiary of this Agreement.

     10.07     OTHER ACTS

               Each Partner covenants, on behalf of such Partner and such Partner's successors and assigns, to execute, with acknowledgment, verification, or affidavit, if required, any and all documents and writings, and to perform any and all other acts, that may be necessary or desirable to implement, accomplish, and/or consummate the formation of the Partnership, the achievement of the Partnership's purposes, or any other matter contemplated under this Agreement.

     10.08     SEVERABILITY

               Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, then such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

     10.09     WAIVER

               No consent or waiver, express or implied, by a Partner to or of any breach or default by any other Partner in the performance by such other Partner of such other Partner's obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Partner hereunder. Failure on the part of a Partner to complain of any act or failure to act of any other Partner or to declare any other Partner in default, irrespective of how long such failure continues, shall not constitute a waiver by such non-complaining or non-declaring Partner of the latter's rights hereunder.

     10.10     EQUITABLE REMEDIES; REMEDIES CUMULATIVE

               Except as otherwise provided in this Agreement, each Partner, in addition to all other rights provided herein or as may be provided by law, shall be entitled to all equitable remedies, including, without limitation, those of specific performance and injunction, to enforce such Partner's rights hereunder. Except as otherwise provided herein, each right, power, and remedy provided for herein or now or hereafter existing at law or in equity, by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for herein or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise, the commencement of the exercise, or the forbearance of the exercise by any party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other rights, powers, or remedies.

     10.11     ENTIRE AGREEMENT

               This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or other contemporaneous understanding, correspondence, negotiations or agreements between them respecting the subject matter hereof. No alterations, modifications or interpretations hereof shall be binding unless in writing and signed by all of the Partners.

                                   ARTICLE XI

                                   DEFINITIONS


     11.01     ACT

               The term "ACT" means the California Revised Limited Partnership Act, as set forth in Title 2, Chapter 3 of the California Corporation Code, as amended.

     11.02     AFFILIATE

               The term "AFFILIATE" means any person or entity which, directly or indirectly through one (1) or more intermediaries, controls or is controlled by or is under common control with another person or entity. The term "control" as used herein (including the terms

"controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to (i) vote fifty percent (50%) or more of the outstanding voting securities of such person or entity, or
(ii) otherwise direct management policies of such person by contract or otherwise.

     11.03     AGREEMENT

               The term "AGREEMENT" means this Agreement of Limited Partnership of KREG-OC, L.P.

     11.04     CAPITAL ACCOUNT

               The term "CAPITAL ACCOUNT" means with respect to each Partner the amount of money contributed by such Partner to the capital of the Partnership, INCREASED by the aggregate fair market value (as mutually determined by the Partners) of all property contributed by such Partner to the capital of the Partnership (net of liabilities secured by such contributed property that the Partnership is considered to assume or take subject to under Section 752 of the
Code), the aggregate amount of all Net Profits allocated to such Partner, and all items of Partnership income or gain specially allocated to such Partner pursuant to Section 4.03, and DECREASED by the amount of money distributed to such Partner by the Partnership (exclusive of a guaranteed payment within the meaning of Section 707(c) of the Code paid to such Partner), the aggregate fair market value (as mutually determined by the Partners) of all property distributed to such Partner by the Partnership (net of liabilities secured by such distributed property that such Partner is considered to assume or take subject to under Section 752 of the Code), the amount of any Net Losses charged to such Partner and the amount of any "nonrecourse deductions" specially allocated to such Partner pursuant to Section 4.03. For purposes of Section 4.03 only, each Partner's Capital Account shall be further adjusted in the manner set forth in the second and third sentences of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be INCREASED for (i) such Partner's allocable share of minimum gain (as determined pursuant to Treasury Regulation Section 1.704-2(g)) and (ii) the amount such Partner is unconditionally obligated to contribute to the capital of the Partnership pursuant to this Agreement. The foregoing Capital Account definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations.

     11.05     CASH FLOW

               The term "CASH FLOW" means the excess, if any, of all cash receipts of the Partnership that are attributable or allocable to any particular Project Interest as of any applicable determination date in excess of the sum of
(i) all cash disbursements that are attributable or allocable to such Project Interest (inclusive of any guaranteed payment within the meaning of Section 707(c) of the Code paid to any Partner, and any payments made to the General Partner and applied to reduce the outstanding balance of any GP Loan (including any interest accrued thereon) that is attributable to such Project Interest (but not any GP Loan that is attributable to any other Project Interest), but exclusive of distributions to the Partners in their capacities as such) of the Partnership prior to that date, plus (ii) any reserve, determined in the sole discretion of the General Partner, for anticipated cash disbursements that will have to be made with respect to such Project Interest or with respect to the Partnership which are attributable or allocable to such Project Interest before additional cash receipts from third parties will provide the funds therefor. Cash Flow shall be distributed quarterly or at such other times as the General Partner determines that funds are available therefor. Cash Flow shall be determined separately for each Project Interest pursuant to any accounting method reasonably selected by the General Partner. Any cash receipts and/or cash disbursements that are not directly attributable to any particular Project Interest shall be allocated among the Project Interests pursuant to any accounting method reasonably selected by the General Partner.

     11.06     CODE

               The term "CODE" means the Internal Revenue Code of 1986, as heretofore and hereafter amended from time to time (and/or any corresponding provision of any superseding revenue law).

     11.07     GENERAL PARTNER

               The term "GENERAL PARTNER" means KREG Operating Co., a Delaware corporation.

     11.08     GP LOAN

               The term "GP LOAN" is defined in Section 3.02(a).

     11.09     KREG, INC.

               The term "KREG, INC." means KREG-OC, Inc., a Delaware corporation.

     11.10     LIMITED PARTNERS; LIMITED PARTNER

               The term "LIMITED PARTNERS" means all of the individuals and/or entities listed on Exhibit "A" attached hereto, collectively; the term "LIMITED PARTNER" means any one (1) of the Limited Partners.

     11.11     LIQUIDATION

               The term "LIQUIDATION" means, (i) in respect to the Partnership the earlier of the date upon which the Partnership is terminated under Section 708(b)(1) of the Code or the date upon which the Partnership ceases to be a going concern (even though it may continue in existence for the purpose of winding up its affairs, paying its debts and distributing any remaining balance to its Partners), and (ii) in respect to a Partner wherein the Partnership is not in Liquidation, means the liquidation of a Partner's interest in the Partnership under Treasury Regulation Section 1.761-1(d).

     11.12     LIQUIDATOR

               The term "LIQUIDATOR" means the General Partner at the time of the dissolution of the Partnership, or if KREG Operating Co., a Delaware corporation, is no longer the General Partner at the time of the dissolution of the Partnership and a trustee is appointed, then the trustee.

     11.13     NET PROFITS AND NET LOSSES

               The terms "NET PROFITS" and "NET LOSSES" mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss, as the case may be, for such year or period, determined in accordance with
Section 703(a) of the Code (for this purpose, all items of income, gain, loss and deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss); provided, however, for purposes of computing such taxable income or loss, (i) such taxable income or loss shall be adjusted by any and all adjustments required to be made in order to maintain Capital Account balances in compliance with Treasury Regulation Sections 1.704-1(b); and (ii) any and all "nonrecourse deductions" and/or items of Partnership income and gain specially allocated to any Partner pursuant to
Section 4.03 shall not be taken into account in computing such taxable income or loss.

     11.14     PARTNER(S)

               The term "PARTNERS" means the General Partner and the Limited Partners, collectively; the term "PARTNER" means any one (1) of the Partners.

     11.15     PARTNERSHIP

               The term "PARTNERSHIP" means the partnership created pursuant to this Agreement and the filing of a Certificate of Limited Partnership with the California Secretary of State.

     11.16     PARTNERSHIP INTEREST

               The term "PARTNERSHIP INTEREST" means in respect to any Partner, all of such Partner's right, title and interest in and to the Net Profits, Net Losses, Cash Flow and capital of the Partnership, and any other interest therein.

     11.17     PROJECT AND PROJECTS

               The terms "PROJECT" and "PROJECTS" are defined in Section 1.05.

     11.18     PROJECT INTEREST AND PROJECT INTERESTS

               The terms "PROJECT INTEREST" and "PROJECT INTERESTS" are defined in Section 1.05.

     11.19     PROJECT PERCENTAGE

               The term "PROJECT PERCENTAGE" means with respect to the General Partner for each Project Interest fifty percent (50%) and with respect to each Limited Partner for each Project Interest, the percentage set forth opposite such Partner's name with respect to such Project Interest on EXHIBIT A" attached hereto. Within ninety (90) days following the acquisition of any additional Project Interest by the Partnership, the Project Percentage for each Partner with respect to such newly-acquired Project Interest shall be determined by the attachment to this Agreement of a page in the form of EXHIBIT A" attached hereto, which shall be signed by each Partner.

     11.20     SECURITIES ACT

               The term "SECURITIES ACT" is defined in Section 7.01.

     11.21     SUCCESSOR GENERAL PARTNER

               The term "SUCCESSOR GENERAL PARTNER" is defined in Section 8.01.

     11.22     TREASURY REGULATION

               The term "TREASURY REGULATION" means any proposed, temporary, and/or final federal income tax regulation promulgated by the United States Department of the Treasury as heretofore and hereafter amended from time to time (and/or any corresponding provisions of any superseding revenue law and/or regulation).

               IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the day and year first above written.

     "General Partner"             KREG OPERATING CO., a Delaware corporation


                                   By:__________________________________________
                                      Raymond E. Wirta,
                                      Chief Executive Officer
     "Limited Partners"

     Dated:_____________           ---------------------------------------------

     Dated:_____________           ---------------------------------------------

     Dated:_____________           ---------------------------------------------

     Dated:_____________           ---------------------------------------------

     Dated:_____________           ---------------------------------------------

     Dated:_____________           ---------------------------------------------

     Dated:_____________           ---------------------------------------------

     Dated:_____________           ---------------------------------------------

                              NAMES, ADDRESSES AND
                          PROJECT PERCENTAGE INTERESTS

Name of Project:           _________________________
Description of Project:    _________________________
                           _________________________
                           _________________________

CURRENT CAPITAL OBLIGATION UNDER SECTION
3.02(b) OF THE AGREEMENT?                                   / /    / /
                                                            Yes    No
STANDARD VESTING GUIDELINES?                                / /    / /
                                                            Yes    No


By each Partner's execution below, each Partner agrees to be bound by the terms and provisions of the Agreement of Limited Partnership of KREG-OC, L.P., in general and as such Agreement relates to the Project which is the subject of this Exhibit.

     NAME AND ADDRESS
        OF PARTNER             PROJECT PERCENTAGE           SIGNATURE
     -----------------         ------------------           ---------

KREG Operating Co.                  48.98%             KREG Operating Co., a
4343 Von Karman Avenue                                 Delaware corporation
Newport Beach, CA 92660
                                                       By:___________________
                                                          Name:______________
                                                          Title:_____________

  _____________________      _____________________      _____________________
  _____________________
  _____________________

  _____________________      _____________________      _____________________
  _____________________
  _____________________

  _____________________      _____________________      _____________________
  _____________________
  _____________________

  _____________________      _____________________      _____________________

  _____________________
  _____________________

  _____________________      _____________________      _____________________
  _____________________
  _____________________
                                     100.00%
                                     -------
                                     -------

                                   EXHIBIT "A"
                                   -----------

                                  SCHEDULE 10.3

     Pursuant to Instruction 2 of Item 601 of Registration S-K, the following documents have not been filed as exhibits because they are substantially identical in all material respects to Exhibit 10.3 filed herewith:

     Five (5) other Limited Partnership Agreements each dated as of October 1, 1993 between an executive officer of the Registrant and different subsidiaries and limited partnerships of the Registrant.